SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [X]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
        240.14

                       Ridgestone Financial Services, Inc.
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [ X] No fee required.

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
        11.

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [  ] Fee paid previously with preliminary materials.

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

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

                                                          PRELIMINARY COPY

                       RIDGESTONE FINANCIAL SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 28, 1998


   To the Shareholders of
      Ridgestone Financial Services, Inc.:

             NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Ridgestone Financial Services, Inc. (the "Company") will be held on Tuesday, April 28, 1998, at 10:00 A.M., local time, at the Westmoor Country Club, 400 South Moorland Road, Brookfield, Wisconsin 53005, for the following purposes:

             1. To elect twelve directors by class for staggered terms of one, two and three years and until their successors are duly elected and qualified (or if the Classified Board Amendment as defined and described in the accompanying Proxy Statement is not approved and adopted, then to hold office until the 1999 annual meeting of shareholders and until their successors are duly elected and qualified).

             2. To consider and vote upon the approval and adoption of an amendment (the "Classified Board Amendment") to the Company's Articles of Incorporation (the "Articles") as more fully described in the accompanying Proxy Statement, which, in connection with certain amendments to the Company's By-Laws (the "By-Laws") which have been approved by the Board of Directors contingent upon shareholder approval of the Classified Board Amendment, (i) classifies the Board of Directors into three classes; (ii) provides that a director may only be removed from office upon the affirmative vote of shareholders possessing a majority of the voting power of all classes of the Company's stock generally possessing voting rights and then only for cause (as defined), unless the Board of Directors adopts a resolution for such removal without cause by the "Requisite Vote" (as defined); (iii) provides that vacancies on the Board of Directors, including those resulting from the removal of a director, shall be filled for the unexpired portion of the director's term by a majority of the directors then in office; (iv) provides that, whenever the holders of one or more series of capital stock (other than common stock) shall have the right to elect directors, the features of such directorships shall be governed by the terms of such capital stock applicable thereto; and (v) establishes supermajority and other special voting requirements to amend those provisions of the Articles and By-laws governing the Board of Directors and creating a classified Board of Directors.

             3. To consider and vote upon the approval and adoption of an amendment to the Articles to increase the number of shares of common stock, no par value ("Common Stock"), authorized for issuance from 1,000,000 to 10,000,000 (the "Common Stock Amendment"). As described in greater detail in the accompanying proxy statement, the Board of Directors has authorized a 5% stock dividend on the Common Stock contingent upon shareholder approval of the Common Stock Amendment.

             4. To consider and vote upon the approval and adoption of an amendment to the Articles to create a class of preferred stock, no par value, with 2,000,000 shares authorized for issuance.

             5. To consider and vote upon the approval and adoption of the Ridgestone Financial Services, Inc. 1996 Stock Option Plan, as amended.

             6. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

             The close of business on March 2, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

             A proxy for the meeting and a proxy statement are enclosed herewith.

                                 By Order of the Board of Directors
                                 RIDGESTONE FINANCIAL SERVICES, INC.



                                 Christine V. Lake
                                 Vice President and Secretary


   Brookfield, Wisconsin
   March 16, 1998


   YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                           PRELIMINARY PROXY MATERIALS

                       RIDGESTONE FINANCIAL SERVICES, INC.
                             13925 West North Avenue
                          Brookfield, Wisconsin  53005

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 28, 1998

             This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Ridgestone Financial Services, Inc. (the "Company") beginning on or about March 16, 1998 in connection with a solicitation of proxies by the Board for use at the Company's annual meeting of shareholders to be held on Tuesday, April 28, 1998, at 10:00 A.M., local time, at the Westmoor Country Club, 400 South Moorland Road, Brookfield, Wisconsin 53005, and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

             Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

             A proxy, in the enclosed form, which is properly executed, returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the twelve persons nominated for election as directors referred to herein, FOR the approval of the Classified Board Amendment, the Common Stock Amendment and the Preferred Stock Amendment (as such terms are defined herein) (together, the "Amendments"), FOR the approval of the Ridgestone Financial Services, Inc. 1996 Stock Option Plan, as amended (the "1996 Plan"), and on such other business or matters that may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the approval of the Amendments and the approval of the 1996 Plan, as amended, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

             Only holders of record of the Company's common stock, no par value (the "Common Stock"), at the close of business on March 2, 1998 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 834,340 shares of Common Stock, each of which is entitled to one vote per share.

             The Company, which commenced operations in 1995, is the holding company for Ridgestone Bank (the "Bank").

                              ELECTION OF DIRECTORS

             At the Annual Meeting, the shareholders will elect twelve directors. If the Classified Board Amendment is approved by the shareholders at the Annual Meeting, Messrs. Charles N. Ackley, William R. Hayes, John E. Horning and Frederick I. Olson will be elected for terms to expire at the 1999 annual meeting of shareholders and until their successors are duly elected and qualified; Ms. Christine V. Lake and Messrs. Gregory J. Hoesly, Richard A. Streff and William J. Tetzlaff will be elected for terms to expire at the 2000 annual meeting of shareholders and until their successors are duly elected and qualified; and Messrs. William F. Krause, Jr., Paul E. Menzel, Charles G. Niebler and James E. Renner will be elected for terms to expire at the 2001 annual meeting of shareholders and until their successors are duly elected and qualified.
   If the Classified Board Amendment is not approved by the shareholders at the Annual Meeting, then all of the nominees will be elected for terms expiring at the 1999 annual meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the twelve persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

             Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether each of the nominees has received a plurality of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors.

             The following sets forth certain information, as of March 2, 1998, about all of the Board's nominees for election at the Annual Meeting. All directors of the Company also serve as directors of the Bank. The directors are grouped according to the year of the annual meeting in which their respective terms will expire assuming approval of the Classified Board Amendment. If the Classified Board Amendment is not approved by the shareholders at the Annual Meeting, then all of the nominees will be elected for terms expiring at the 1999 annual meeting of shareholders and until their successors are duly elected and qualified.

         Nominees Whose Terms Will Expire at the 1999 Annual Meeting of Shareholders

             Charles N. Ackley, 67, has been owner of C.N.A. Associates, Inc., a company engaged in sales representation of manufacturers, since 1992. He was President of Ackley-Dornbach, Inc. from 1962 to 1992 and President of A.D.G. Erectors, Inc. from 1972 to 1987. Mr. Ackley has been a director of the Company since 1995.

             William R. Hayes, 53, has been a Vice President and Treasurer of the Company and Vice President, Cashier/Controller of the Bank since 1995. From 1988 to 1994, Mr. Hayes was employed as Vice President, Cashier and Controller of M&I Wauwatosa State Bank, with responsibility for bank operations, financial reporting, human resources and regulatory compliance. Mr. Hayes has been a director of the Company since 1995.

             John E. Horning, 60, is Chairman of the Board and Chief Executive Officer of Shorewest Realtors, Inc., Wisconsin Mortgage Corporation and Heritage Title Service, all located in Brookfield, Wisconsin. He has been employed by Shorewest Realtors since 1950. He is a member of the national, state and Metropolitan Milwaukee Boards of Realtors. Mr. Horning has been a director of the Company since 1995.

             Frederick I. Olson, 82, was a Professor of History at the University of Wisconsin-Milwaukee until his retirement in 1985. He also served as Associate Dean of the University's College of Letters and Science and held other administrative positions. Professor Olson has been a director of the Company since 1995.

         Nominees Whose Terms Will Expire at the 2000 Annual Meeting of Shareholders

             Gregory J. Hoesly, 41, has been President of L.L. Richards Machinery Co., Inc., a Butler, Wisconsin machine tool dealer, since 1992 and has been employed by such company since 1984. He is a member of the American Machine Tool Distributors Association, the Machinery Dealers National Association, the Association of Machinery and Equipment Appraisers and the Butler Area Chamber of Commerce. Mr. Hoesly has been a director of the Company since 1996.

             Christine V. Lake, 45, has been a Vice President of the Company since 1995, Secretary of the Company since January 1996 and Executive Vice President of the Bank since February 1996. Ms. Lake served as Vice President of M&I Wauwatosa State Bank from 1991 to 1994 with responsibilities for management of the Consumer Banking Division. From 1994 to 1995, Ms. Lake was a Vice President of M&I Marshall & Ilsley Bank in Retail Administration. Ms. Lake has been a director of the Company since 1996.

             Richard A. Streff, 66, has been Chairman of the Board of Streff Advertising, Inc. of Wauwatosa, Wisconsin since 1960. He is a member of the Promotional Products Association of America. Mr. Streff has been a director of the Company since 1995.

             William J. Tetzlaff, 66, has been President of Tetzlaff Associates, Inc., a consulting services company in Wauwatosa, Wisconsin, since 1991, President of Advanced Plastics Technology, Inc., a distribution company located in Wauwatosa, Wisconsin, since 1992, and Vice President of Executive Travel Services, Ltd., a travel agency located in Wauwatosa, Wisconsin, since 1995. Mr. Tetzlaff has been a director of the Company since 1995.

         Nominees Whose Terms Will Expire at the 2001 Annual Meeting of Shareholders

             William F. Krause, Jr., 60, has been President since 1994 and was Vice President from 1962 to 1994 of Krause Funeral Home, Inc., a multi-location funeral service provider based in Milwaukee, Wisconsin. He is a member of the International Cemetery and Funeral Association and the Funeral Service Alliance of Wisconsin. Mr. Krause has been a director of the Company since 1996.

             Paul E. Menzel, 60, has been President and Chief Executive Officer of the Company and the Bank since 1995. For ten years prior thereto, Mr. Menzel was President and a director of M&I Wauwatosa State Bank. Mr. Menzel has been a director of the Company since 1995.

             Charles G. Niebler, 53, has been President of Eye Care Vision Centers, a multi-location optometry practice based in Brookfield, Wisconsin, since 1970. He is a member of the Milwaukee Optometric Society and the American and Wisconsin Optometric Associations. Dr. Niebler has been a director of the Company since 1996.

             James E. Renner, 59, owns Renner Oldsmobile and Renner Mitsubishi in Wauwatosa, Wisconsin. He became associated with the Oldsmobile dealership in 1958, and acquired the Mitsubishi dealership in 1993. Mr. Renner is a member of the Automobile Dealers of Mega Milwaukee, Inc. and the National Automobile Dealers Association. Mr. Renner has been a director of the Company since 1995.


             THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" EACH NOMINEE. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED "FOR" EACH NOMINEE.

                               BOARD OF DIRECTORS

   General

             The Board has standing Audit and Personnel Committees. The functions of the Audit Committee are to recommend to the Board the appointment of independent auditors, review the independence of the auditors, approve the scope of the annual audit, approve the audit fee payable to the auditors and review the audit results. Messrs. Horning, Olson and Renner are members of the Audit Committee. The Audit Committee met once during 1997. The Audit Committee of the Board of Directors of the Bank, which consists of Messrs. Horning, Olson and Renner, met five times in 1997.

             The Personnel Committee of the Board is responsible for administering the 1996 Plan. The members of the Personnel Committee, which met once in 1997, are Messrs. Krause, Renner and Streff. Beyond administering the 1996 Plan, the Personnel Committee of the Board does not consider any other matters regarding compensation since such compensation is currently paid only at the Bank level and not at the Company level.
   The Personnel Committee of the Board of Directors of the Bank reviews and recommends to the Bank's Board of Directors the compensation structure for the directors, officers and other managerial personnel of the Bank, including salary rates, fringe benefits, non-cash perquisites and other forms of compensation. The Personnel Committee of the Board of Directors of the Bank, which met four times in 1997, consists of Messrs. Krause, Renner and Streff.

             The Board does not have a standing nominating committee. The Board will consider nominations for directors made by shareholders provided such nominations are made in writing, contain certain information specified in the Company's By-Laws (the "By-Laws") and are delivered to the President of the Company no less than 14 days or more than 50 days prior to any meeting of shareholders called for the election of directors.

             The Board held four meetings during 1997. During 1997, each director of the Company attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which such director served during the year, except Mr. Horning.

   Director Compensation

             The Company currently does not pay any compensation to its directors. Directors of the Bank receive a fee of $250 per meeting attended as well as a fee of $50 per committee meeting attended. Employee directors of the Bank are not entitled to receive the committee meeting fee.


                               EXECUTIVE OFFICERS

             Paul E. Menzel, the Company's President and Chief Executive Officer, William R. Hayes, the Company's Vice President and Treasurer, and Christine V. Lake, the Company's Vice President and Secretary, are the only executive officers of the Company. Certain information regarding the executive officers is set forth under the caption "Election of Directors." The executive officers of the Company serve at the pleasure of the Board.


                             PRINCIPAL SHAREHOLDERS

             The following table sets forth information, as of March 2, 1998, regarding beneficial ownership of Common Stock by each director and nominee, the Company's Chief Executive Officer, and all of the directors, nominees and executive officers of the Company as a group. As of the date of this Proxy Statement, the Company was not aware of any shareholder who beneficially owned in excess of 5% of the outstanding shares of Common Stock.

                                                   Number of
                                                     Shares          Percent
                                                  Beneficially          of
    Name of Beneficial Owner(1)                      Owned            Class

    Charles N. Ackley                                  10,000          1.2%

    William R. Hayes                                    9,167(2)       1.1%

    Gregory J. Hoesly                                   7,000(3)        *

    John E. Horning                                     2,500           *

    William F. Krause, Jr.                             12,500(4)       1.5%

    Christine V. Lake                                  11,833(5)       1.4%

    Paul E. Menzel                                     38,933(6)       4.6%

    Charles G. Niebler                                  9,000(7)       1.1%

    Frederick I. Olson                                  3,000           *

    James E. Renner                                     7,000(8)        *

    Richard A. Streff                                   5,000(9)        *

    William J. Tetzlaff                                 3,200(10)       *

    Directors, nominees and executive officers of the
     Company as a group (12 persons)                  119,133         14.1%

    _______________
    *    Less than one percent (1%).

    (1) The address of each of the persons named in the table is 13925 West North Avenue, Brookfield, Wisconsin 53005.

    (2) Includes 1,667 shares which Mr. Hayes has the right to acquire upon the exercise of vested stock options.

    (3) Includes 5,000 shares held by River Parkway Partnership, of which Mr. Hoesly is a Partner.

    (4) Includes 10,000 shares held by the Krause Funeral Home, Inc. Employees Profit Sharing Plan, of which Mr. Krause is a trustee.

    (5) Includes 3,000 shares held by Ms. Lake's spouse and 3,333 shares which Ms. Lake has the right to acquire upon the exercise of vested stock options.

    (6) Includes 2,623 shares held by Mr. Menzel's spouse, 2,700 shares held by Mr. Menzel's children and 8,333 shares which Mr. Menzel has the right to acquire upon the exercise of vested stock options.

    (7)  Includes 1,380 shares held by Dr. Niebler's spouse.

    (8)  Includes 2,000 shares held by Mr. Renner's children.

    (9) Includes 1,000 shares held by Mr. Streff's spouse and 1,000 shares held by Streff Advertising, Inc.

    (10) Includes 500 shares held by the William Tetzlaff Family Trust, of which Mr. Tetzlaff is a trustee.

                             EXECUTIVE COMPENSATION

   Summary Compensation Information

             The following table sets forth certain information concerning compensation paid in 1997 to Mr. Menzel, the Company's Chief Executive Officer. No executive officer of the Company or the Bank received in excess of $100,000 in cash compensation during fiscal 1997.


                           Summary Compensation Table

                                                         Annual                             Long Term
                                                      Compensation                        Compensation

                                                                                            Securities
                                                                                            Underlying             All
    Name and Principal                    Salary(2)      Bonus        Other Annual             Stock              other
         Position                Year        ($)          ($)         Compensation            Options          compensation

    Paul E. Menzel(1)            1997      $82,516           0           $13,147(3)           25,000                 $351(5)
       President                 1996      $28,100           0           $ 3,123(4)           25,000                  $56
    ______________               1995            0           0                 0                   0                    0

    (1)  Mr. Menzel received no  cash compensation during fiscal 1995 and did not receive  any cash compensation for service as an executive officer in fiscal 1996 until September 1, 1996.

    (2)  Includes $3,000 in directors fees in fiscal 1997 and 1996.

    (3)  Consists of $5,790 for a car allowance and $7,357 for a country club membership.

    (4)  Consists of a car allowance.

    (5)  Consists of life insurance premiums paid by the Bank.


   Stock Options

        The Company has in effect a stock option plan pursuant to which options to purchase Common Stock may be granted to employees (including officers) of the Company and its subsidiaries. The following table presents certain information about grants of stock options made during fiscal 1997 to Mr. Menzel.


                        Option Grants in 1997 Fiscal Year
                                Individual Grants

                                     Percent of
                                        Total
                       Number of       Options
                      Securities       Granted
                      Underlying     to Employees
                        Options          in         Exercise or
                        Granted        Fiscal       Base Price    Expiration
    Name                (#)(1)          Year         ($/Share)       Date

    Paul E. Menzel      25,000          51.0%         $14.625       5/8/07
    ________________

    (1) The options reflected in the table (which are nonstatutory options for purposes of the Internal Revenue Code of 1986, as amended (the "Code")) were granted on May 8, 1997. One-third of the options will vest and become exercisable on the first anniversary of grant, an additional one-third of the options will vest and become exercisable on the second anniversary of grant and the final one-third of the option will vest and become exercisable on the third anniversary of grant.

             The following table sets forth information regarding the fiscal year-end value of unexercised options held by Mr. Menzel. No options were exercised by Mr. Menzel in 1997.


                                       Fiscal Year-End Option Values

                                          Number of Securities
                                         Underlying Unexercised                         Value of Unexercised
                                            Options at Fiscal                           In-the-Money Options
                                              Year-End (#)                           at Fiscal Year End ($)(1)
    Name                          Exercisable            Unexercisable            Exercisable         Unexercisable
    Paul E. Menzel                   8,333                  41,667                  $49,998              $178,127
    ___________________

    (1)  The dollar value is calculated by determining the difference between the fair market value of the underlying
         Common Stock and the exercise price of the option at fiscal year-end.


   Employment Agreement

             The Bank has entered into an employment agreement with Mr. Menzel for a three-year term beginning December 31, 1997. The agreement provides that the term will be automatically extended on December 31 of each year for an additional year, unless at least 60 days before such renewal date the Bank or Mr. Menzel gives notice that the term will not be extended beyond the then current expiration date. The agreement further provides that Mr. Menzel will be paid a base salary and such bonuses as may from time to time be determined by the Board of Directors of the Bank. The agreement provides that Mr. Menzel's base salary (exclusive of bonus) will not be less than his salary (exclusive of bonus) in effect on the date of the agreement and may not be reduced at any time after any increase is approved by the Board of Directors of the Bank. The agreement will terminate upon Mr. Menzel's death or disability, for cause, or upon voluntary termination by Mr. Menzel.

             If Mr. Menzel resigns or is terminated following a "change in control" (as defined below), Mr. Menzel will be entitled to a lump sum severance payment equal to two times the sum of (i) his then current salary and (ii) his average bonus over the two years preceding termination. Alternatively, Mr. Menzel may elect to receive his severence payment in installments over a period of two years commencing on the termination date. The agreement defines a "change in control" as any of the following, whether in a single transaction or in a series of transactions: (i) the acquisition by any person or group of 25% or more of the voting power of the Company or the Bank; (ii) the combination of the Company or Bank with any entity after which less than 75% of the outstanding securities of the surviving entity are owned by former shareholders of the Company; or (iii) the sale, lease or other transfer by either the Company or the Bank of all or substantially all of its respective properties or assets other than in the ordinary course of business. In addition, if Mr. Menzel is terminated by the Bank "in contemplation of" a change of control, or is terminated by the Bank (or other surviving entity) during the twelve-month period after a change of control, such termination will be deemed to be a change of control for purposes of the agreement. The agreement also provides that if Mr. Menzel is terminated by the Bank during the three-month period prior to the announcement of a change of control, such termination will be deemed to be a termination "in contemplation of" a change of control.

             If any of the following events occur after a change in control without Mr. Menzel's written consent, then Mr. Menzel may terminate his employment by giving at least 90 days' prior written notice: Mr. Menzel is assigned to positions, duties or responsibilities that are less significant than his positions, duties and responsibilities at the commencement of the employment term; Mr. Menzel is removed from or is not re-elected to any of his positions (subject to certain exceptions); Mr. Menzel's base salary or relative bonus is reduced; Mr. Menzel is transferred to a location more than 35 miles from Brookfield, Wisconsin; or in the event of a change of control of the Company in which the Company is not the surviving entity, the surviving entity fails to execute an employment agreement in substantially the same form as Mr. Menzel's current employment agreement. If Mr. Menzel terminates his employment in such a situation, then he will be entitled to the same severance payment as if he had been terminated following a change in control.

             For the three years following termination, Mr. Menzel will also be entitled to receive all other benefits, including retirement benefits and deferred compensation, to which he would have been entitled had he remained employed by the Bank.

              PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION

   Classified Board Amendment

             The Board has unanimously approved and recommends that the shareholders approve an amendment to Article 5 of the Articles of Incorporation of the Company (the "Articles") to allow for the adoption of a classified Board (the "Classified Board Amendment"). Article 5 of the Articles, as proposed to be amended by the Classified Board Amendment, is as set forth in Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the Classified Board Amendment.

             Directors of the Company are currently elected annually by the shareholders to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The Classified Board Amendment, in combination with the amendment to the By-Laws (which is as set forth on Appendix B to this Proxy Statement and which has previously been approved by the Board, to take effect if and at such time as the shareholders approve the Classified Board Amendment), would stagger the Board by dividing it into three classes, as nearly equal in number as possible. The initial term of the first class of directors will expire at the 1999 annual meeting of shareholders; the initial term of office of the second class of directors will expire at the 2000 annual meeting of shareholders; and the initial term of office of the third class of directors will expire at the 2001 annual meeting of shareholders. Directors elected to succeed those directors whose terms have expired will be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election. Vacancies which occur during the year may be filled by the Board for the remainder of the full term to which the director previously serving in such vacant position was first elected, or, if such vacancy was created by an increase in the number of directors, then for the remainder of the full term of the class of directors to which the director appointed to fill such vacancy was appointed. If the Classified Board Amendment is adopted, it would apply to every election of directors as opposed to only those elections occurring in connection with a particular event, such as a hostile takeover attempt.

             The Classified Board Amendment also provides generally that the affirmative vote of shareholders possessing at least 75% of the voting power of the then outstanding shares of all classes of stock of the Company generally possessing voting rights in elections of directors will be required to amend or adopt any provision inconsistent with Article 5 of the Articles or Sections 1, 2 and 3 of Article III of the By-Laws (which Sections relate to the classified Board). However, with respect to the By-laws only, the Board may amend or adopt such a provision without the vote of the shareholders by a resolution adopted by the Requisite Vote (defined as the affirmative vote of at least two-thirds of the directors then in office plus one director). As a result, it would be more difficult for the shareholders or an entity proposing a takeover offer to modify the structure of the Board, since currently the provisions of the Articles and By-Laws relating to the structure of the Board could be amended or repealed by a majority vote of the shares present at a duly constituted meeting of shareholders or by a majority of directors present at a duly constituted meeting of the Board.

             The Classified Board Amendment also provides that a director may be removed from office by the affirmative vote of shareholders possessing at least a majority of the voting power of the then outstanding shares of all classes of stock of the Company generally possessing voting rights in elections of directors, considered for such purpose as one class, but can be so removed only for "cause" (as defined). However, the shareholders may remove a director from office by the foregoing vote without cause if the Board recommends such removal by a resolution adopted by the Requisite Vote. For purposes of the Classified Board Amendment, the term "cause" as it applies to any director is defined generally as including acts of fraud constituting a felony and resulting in personal enrichment for the director at the Company's expense for which the director was duly and properly indicted, and such indictment is not dismissed within ninety days of issuance. Shareholders should note that if the Classified Board Amendment is adopted, unless "cause" is established or removal is recommended by the Requisite Vote of the directors, a director may not be removed from office even if shareholders possessing a majority of the voting power favor such action.

             The Classified Board Amendment also provides that any vacancy occurring on the Board, including a vacancy created by an increase in the number of directors, will be filled by the affirmative vote of a majority of the directors then in office. Any director so elected will serve until the next election of the class for which such director shall have been chosen.

             The Classified Board Amendment further provides that whenever the holders of any one or more series of the Company's captial stock (other than the Common Stock) will have the right to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships will be governed by the terms of the series of such capital stock applicable thereto, and such directors so elected will not be divided into classes unless expressly provided by the terms of the applicable series. Currently, the Articles do not authorize the issuance of any series of capital stock other than the Common Stock. However, if the shareholders approve the Preferred Stock Amendment (as defined herein), the Company will be authorized to issue Preferred Stock (as defined herein) as provided therein. The holders of such Preferred Stock, voting as a group, could be authorized to elect a certain number of directors to the Board without the approval of the holders of Common Stock.

             The Board believes that adoption of a classified Board is advisable because such structure would make it more difficult in the future for any group of shareholders, including those holding a majority of the voting stock, to force an immediate change in the composition of the Board. With a classified Board, at least two successive annual meetings would be required to elect a majority of the Board (and three successive annual meetings to obtain the number of directors required to achieve the Requisite Vote on certain matters upon which the Board votes), whereas currently the entire Board could be changed at one annual meeting. As a result, this format for the election of directors could have the effect of discouraging unsolicited takeover bids which might not be in the best interests of the Company and its shareholders, or could allow the Board the time and information necessary to evaluate any takeover proposal and help ensure that the best price is obtained in any transaction which may ultimately be undertaken. The existence of a classified Board might also, however, deter certain takeover offers which some shareholders might consider beneficial.

             In addition, although the Company has not encountered difficulties in the past due to lack of continuity of management, a classified Board would tend to promote such continuity in the future because only about one-third of the Board would be subject to election each year. Staggered terms would guarantee that approximately two-thirds of the directors at any one time would have at least one year's experience as directors of the Company. The present Board believes that a staggered Board is in the best interests of the Company and its shareholders by promoting continuity of management and the stability of the Company's traditional policies. The Board believes that such continuity and stability enhance the present ability of the Company and its subsidiaries to attract the competent and qualified officers and employees necessary for continued success.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE CLASSIFIED BOARD AMENDMENT.

   Common Stock Amendment

             The Board has unanimously approved and recommends that the shareholders approve an amendment to Article 2 of the Articles to increase the number of authorized shares of Common Stock from 1,000,000 to 10,000,000 (the "Common Stock Amendment"). Article 2 of the Articles, as proposed to be amended by the Common Stock Amendment, is as set forth in Appendix C to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the Common Stock Amendment.

             Of the 1,000,000 presently authorized shares of Common Stock, at March 2, 1998, 834,340 shares were issued and outstanding, 100,000 shares were reserved for issuance pursuant to the 1996 Plan and 65,660 shares were unissued and unreserved. Accordingly, the Company is seeking to increase the number of shares authorized for issuance, so that in the future it will be able to issue Common Stock for any proper corporate purposes, including those listed below. If the Common Stock Amendment is approved by the shareholders and effective, the Company will then have available for issuance 9,065,660 unissued and unreserved shares of Common Stock (prior to the Stock Dividend, described below). If the shareholders approve the 1996 Plan Amendment (as defined), the Company will reserve an additional 400,000 shares for issuance pursuant to the terms of the 1996 Plan.

             The Board has approved, contingent upon shareholder approval of the Common Stock Amendment, a 5% stock dividend on the Common Stock ("Stock Dividend"), payable on May 21, 1998 to holders of record on May 11, 1998. The proposed increase in authorized shares of Common Stock will allow the Company to issue shares pursuant to the Stock Dividend while ensuring sufficient authorized Common Stock in the future for, among other purposes, possible additional future stock dividends, stock splits, issuance from time to time in connection with acquisitions of other financial institutions, possible future employee benefit plans, a Common Stock shareholder rights plan, financing requirements or other general corporate purposes. As of the date of this Proxy Statement and except for the operation of the 1996 Plan and the issuance of shares of Common Stock in the Stock Dividend, the Board is not considering any transaction which would require the issuance of additional shares of Common Stock, nor are there presently any understandings, agreements, plans or commitments relating to the issuance of additional shares of Common Stock.

             If the Common Stock Amendment is approved, such additional shares could be issued at such time or times and for such consideration as the Board in its discretion determines without further shareholder action (unless otherwise required in connection with certain statutory mergers or as may be required by the policies of any exchange on which the Common Stock is traded) should it determine to do so. Because the Articles do not provide preemptive rights, shareholders will not have a preferential right to subscribe for their proportionate share of any new issue of Common Stock unless so provided by the Board. Issuance of any of the proposed shares of Common Stock, other than as a pro rata distribution to existing shareholders, will dilute the proportionate voting power of existing shareholders.

             The Company does not view the Common Stock Amendment as part of an "anti-takeover" strategy. The Common Stock Amendment is also not being advanced as a result of any known effort by any party to accumulate Common Stock or to obtain control of the Company. Issuing additional shares of Common Stock could, nonetheless, impede or defeat a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial shareholder and thereby increase the total amount of consideration necessary for a person to obtain control of the Company or increasing the voting power of friendly third parties.

             Neither the Articles nor the Wisconsin Business Corporation Law (in the absence of an affirmative right to do so contained in the Articles) provide for cumulative voting by shareholders of the Company in the election of directors.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE COMMON STOCK AMENDMENT.

   Preferred Stock Amendment

             The Board has unanimously approved and recommends that the shareholders approve an amendment to Article 2 of the Articles to establish a class of preferred stock, no par value ("Preferred Stock"), with 2,000,000 shares authorized for issuance (the "Preferred Stock Amendment"). Article 2 of the Articles, as proposed to be amended by the Preferred Stock Amendment, is as set forth in Appendix D to this Proxy Statement, and the following description is qualified in its entirety by reference to the full text of the Preferred Stock Amendment.

             Pursuant to the Preferred Stock Amendment, the Board would be authorized to issue Preferred Stock from time to time and in one or more series, and would be authorized to determine, by resolution providing for the issuance of shares of each particular series, (i) the consideration for which the shares of such series are to be issued; (ii) the number of shares constituting such series; (iii) the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Company; (iv) whether such dividends shall be cumulative or noncumulative; (v) the voting rights, if any, to be provided for shares of such series; (vi) the rights, if any which the holders of shares of such series shall have in the event of liquidation, dissolution or winding up of the affairs of the Company; (vii) the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Company and the terms and conditions of such conversion or exchange; (viii) the redemption price and other terms of redemption, if any, for shares of such series; and (ix) any and all other preferences, rights, qualifications, limitations or restrictions pertaining to shares of such series. If the Preferred Stock Amendment is approved, no further action on the part of the shareholders would be required prior to issuing any shares of Preferred Stock, except as may be required by applicable law. The Board believes the ability to issue Preferred Stock on flexible terms will enhance its opportunities to procure additional financing or enter into acquisition agreements.

             At the date of mailing of this Proxy Statement, the Corporation did not have any plans to issue shares of Preferred Stock. The issuance of Preferred Stock could decrease the amount of earnings and assets available for distribution to the holders of Common Stock and adversely affect the rights and powers, including voting rights, of the Common Stock. Shares of Preferred Stock could also be used to discourage a non-negotiated attempt to obtain control of the Company, even if such a transaction my be favorable to shareholders of Common Stock. This could occur through issuance of shares that would dilute the interest in the equity and voting power of a party seeking to gain control. The Company is not currently aware of any effort by any party to obtain control of the Company.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE PREFERRED STOCK AMENDMENT.

   Potential Anti-Takeover Effects

             The Company does not currently have in effect provisions in its Articles or By-laws which may be generally regarded as "anti-takeover" provisions. The adoption of the Classified Board Amendment and the Preferred Stock Amendment could, however, enhance the ability of existing management and the Board to retain their positions by discouraging or making more difficult both the acquisition of the Company on a non-negotiated basis and the removal of existing management and the Board. These consequences could occur even if an acquisition of the Company were favored by a majority of shareholders and an offer were made at a premium to the market price of the Common Stock. The Board is not currently aware of any threatened or existing effort to accumulate shares of Common Stock or acquire control of the Company. The Company has no current intention to submit to its shareholders any other proposals which might be viewed as anti-takeover measures. Reference is made to the discussions of each individual Amendment above for further information on their potential anti-takeover effects.

   Vote Required

             The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the Classified Board Amendment, the Common Stock Amendment and the Preferred Stock Amendment. Any shares of Common Stock not voted at the Annual Meeting with respect to the Classified Board Amendment, the Common Stock Amendment and the Preferred Stock Amendment (whether as a result of broker non-votes or otherwise, except abstentions which will count as a vote against the proposals) will have no impact on the vote.

             THE BOARD RECOMMENDS A VOTE "FOR" THE CLASSIFIED BOARD AMENDMENT, THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE CLASSIFIED BOARD AMENDMENT, THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT. UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED PRIOR TO OR AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED "FOR" THE CLASSIFIED BOARD AMENDMENT, THE COMMON STOCK AMENDMENT AND THE PREFERRED STOCK AMENDMENT.

                    APPROVAL OF TO THE 1996 PLAN, AS AMENDED

   General

             The Board has unanimously approved an amendment to the 1996 Plan, contingent upon shareholder approval of the 1996 Plan, as so amended, at the Annual Meeting, increasing the aggregate number of shares authorized for issuance under the 1996 Plan from 100,000 to 500,000 (subject to adjustment in order to prevent dilution in certain cases described below). The following summary description of the 1996 Plan is qualified in its entirety by reference to the full text of the 1996 Plan, as proposed to be amended, which is attached to this Proxy Statement as Appendix E. As of the date of this Proxy Statement, options covering an aggregate of 96,875 shares were outstanding under the 1996 Plan. The Board approved the 1996 Plan, as amended, to allow for additional options to be awarded under the 1996 Plan so that key employees may be (i) induced to remain in the employ of the Company or its subsidiaries, (ii) provided with additional incentive to increase their efforts to improve operating results, and (iii) encouraged to secure or increase on reasonable terms their stock ownership in the Company.

             The purpose of the 1996 Plan is to promote the best interests of the Company and its shareholders by providing key employees of the Company and its affiliates with an opportunity to acquire a proprietary interest in the Company. The 1996 Plan is intended to promote continuity of management and to provide increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success.

             The 1996 Plan was adopted by the Board on July 16, 1996 and approved by shareholders on April 22, 1997. The 1996 Plan, as amended, was adopted by the Board on January 27, 1998.

   Administration and Eligibility

             The 1996 Plan is required to be administered by a committee of the Board (the "Committee") consisting of no less than two directors who are "nonemployee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m) of the Code. In the event that the Committee is not appointed, the functions of the Committee will be exercised by those members of the Board who qualify as "nonemployee directors" under Rule 16b-3 and as "outside directors" within the meaning of Section 162(m). The Personnel Committee of the Board has been designated as the current administrator of the 1996 Plan. Among other functions, the Committee has the authority to establish rules for the administration of the 1996 Plan; to select the key employees of the Company and its affiliates to whom stock options will be granted; to determine the number of shares of Common Stock subject to the options to be granted to key employees; and to set the terms and conditions of such stock options. Subject to the express terms of the 1996 Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

             Any key employee of the Company or any affiliate, including any executive officer or employee-director of the Company who is not a member of the Committee, is eligible to be granted awards by the Committee under the 1996 Plan. Currently, approximately 23 employees are eligible to participate in the 1996 Plan. The number of eligible employees may increase over time based upon future growth of the Company.

   Awards Under the 1996 Plan; Available Shares

             The 1996 Plan authorizes the granting to key employees of stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Code ("ISOs") or non-qualified stock options. The 1996 Plan currently provides that up to a total of 100,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of options thereunder. If the shareholders approve the 1996 Plan Amendment, a total of 500,000 shares of Common Stock will be available for the granting of options.

             If any shares subject to options granted under the 1996 Plan, or to which any option relates, are forfeited, or if an option otherwise terminates, expires or is canceled prior to the delivery of all of the shares or other consideration issuable or payable pursuant to the option, such shares will be available for the granting of new options under the 1996 Plan. Any shares delivered pursuant to exercise of an option granted under the 1996 Plan may be either authorized and unissued shares of Common Stock or treasury shares held by the Company.

   Stock Option Awards

             Options granted under the 1996 Plan to key employees may be either ISOs or non-qualified stock options. During any one calendar year, no individual key employee may be granted options to purchase in excess of 25,000 shares of Common Stock under the 1996 Plan (subject to adjustment as described below).

             The exercise price per share of Common Stock subject to options granted to key employees under the 1996 Plan will be determined by the Committee, provided that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.
   The term of any option granted to a key employee under the 1996 Plan will be as determined by the Committee, provided that no stock option may have a term which exceeds ten years from the date of its grant. Options granted to key employees under the 1996 Plan will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. Options may be exercised by payment in full of the exercise price, either (at the discretion of the Committee) in cash or (in whole or in part) by tendering shares of Common Stock or other consideration having a fair market value on the date of exercise equal to the option exercise price. Pursuant to the terms of the 1996 Plan, no ISO may be granted thereunder after July 16, 2006. All ISOs granted under the 1996 Plan will also be required to comply with all other terms of Section 422 of the Code.

   Adjustments

             If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1996 Plan, then the Committee will generally have the authority to, in such manner as it deems equitable, adjust (a) the number and type of shares subject to the 1996 Plan and which thereafter may be made the subject of options, (b) the number and type of shares subject to outstanding options, and (c) the exercise price with respect to any option, or may make provision for a cash payment to the holder of an outstanding option.

   Limits on Transferability

             Except as otherwise provided by the Committee, no option granted under the 1996 Plan may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution. Except as otherwise provided by the Committee, each option will be exercisable during the participant's lifetime only by such participant or, if permissible under applicable law, by the participant's guardian or legal representative.

   Amendment and Termination

             The Board may amend, suspend or terminate the 1996 Plan at any time, except that no such action may adversely affect any option granted and then outstanding thereunder without the approval of the respective participant. The 1996 Plan further provides that shareholder approval of any amendment thereto must also be obtained if required by (a) the Code or any rules promulgated thereunder (to allow for ISOs to be granted thereunder), (b) any other applicable law or (c) the quotation or listing requirements of the exchange or market on which the Common Stock is then traded (in order to maintain the trading of the Common Stock on such exchange or market).

   Withholding

             Not later than the date as of which an amount first becomes includible in the gross income of a key employee for federal income tax purposes with respect to any option granted under the 1996 Plan, the key employee will be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to options granted under the 1996 Plan may be settled with shares of Common Stock, including shares of Common Stock that are received upon exercise of the option that gives rise to the withholding requirement. The obligations of the Company under the 1996 Plan are conditional on such payment or arrangements, and the Company and any affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the key employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Common Stock.

   Certain Federal Income Tax Consequences

             The grant of an option under the 1996 Plan will create no income tax consequences to the key employee. A key employee who is granted a non-qualified stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock acquired at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee. A subsequent disposition of the Common Stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e, the fair market value of the Common Stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for more than one year from the date of exercise. Long-term capital gain is subject to tax at a maximum stated rate of either 20% if the employee has held the Common Stock for more than 18 months prior to the disposition or 28% if the employee has held the Common Stock for not more than 18 months prior to the disposition.

             In general, a key employee will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the key employee on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a long-term capital gain or loss and no deduction will be allowed to the Company. If the key employee fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for a least two years from the date of grant of the ISO and one year from the date of exercise, the key employee will recognize ordinary income at the time of the disposition equal to the smaller of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the key employee. Any additional gain realized by the key employee over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise. Long-term capital gain is subject to tax at a maximum stated rate of either 20% if the employee has held the Common Stock for more than 18 months prior to the disposition or 28% if the employee has held the Common Stock for not more than 18 months prior to the disposition.

   New Plan Benefits

             The Company cannot determine the awards that may be granted in the future to key employees under the 1996 Plan as proposed to be amended by the 1996 Plan Amendment. Such determinations will be made from time to time by the Committee.

   Vote Required

             The affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the 1996 Plan Amendment. Any shares of Common Stock not voted at the Annual Meeting with respect to the 1996 Plan Amendment (whether as a result of broker non-votes or otherwise, except abstentions which will count as a vote against the proposal) will have no impact on the vote.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE 1996 PLAN AMENDMENT.

                              CERTAIN TRANSACTIONS

   Organizational Matters

             During 1995, the organizers of the Bank (Messrs. Ackley,
   Thomas C. Birdsall, Hayes, Horning, Curtis Lang, Menzel, Niebler, Olson, Peterman, Renner, Streff and Tetzlaff) loaned an aggregate of $36,000 to the Company to cover organizational expenses of the Bank and the Company. Interest was payable on these loans at an annual interest rate of 10%.
   Mr. Menzel also made loans to the Company under two separate lines of credit of $150,000 and $100,000, respectively, to fund salaries and other administrative expenses of the Company and the Bank during their organization. Each line of credit bore interest at a variable rate (8.75% initially) and matured on December 6, 1995. The loans Mr. Menzel entered into to fund his loans to the Company were subject to certain limited guarantees provided by the organizers. All of the foregoing loans were repaid out of the net proceeds of the Company's November 1995 initial public offering.

             Mr. Thomas C. Birdsall, an organizer of the Bank engaged in the business of commercial and industrial real estate brokerage, was paid a broker's commission of approximately $10,400, which was equal to one-half of the 6% commission paid on the five-year lease covering the Bank premises, and is entitled to additional commissions if the Company exercises its options for further five-year lease terms and if the Company later purchases the shopping mall in which the Bank premises are located. The other half of this commission was paid to Birdsall-Horning & Associates, Inc., a wholly-owned subsidiary of Shorewest Realtors, Inc., of which Mr. Horning, a director of the Company and the Bank, is both Chairman of the Board and a principal shareholder. Mr. Birdsall is Vice President of Birdsall-Horning & Associates, Inc. The broker's commission was determined by a majority of the independent outside directors of the Company to be on terms no less favorable to the Company than those that are generally available from unaffiliated third parties. The payment of the commission was ratified by a majority of the independent outside directors who do not have an interest in the transaction other than in their capacity as directors of the Company.

   Other Transactions

             The Bank from time to time makes loans or extends credit to certain directors, executive officers, their affiliates and their family members. All such loans and extensions of credit made to date were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time of such transaction for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.


                              INDEPENDENT AUDITORS

             Conley McDonald LLP served as the Company's independent auditors for the fiscal year ended December 31, 1997. The Board has similarly appointed Conley McDonald LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 1998. Representatives of Conley McDonald LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

                                  MISCELLANEOUS

   Shareholder Proposals

             Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1999 annual meeting must be received by the Company by the close of business on November 26, 1998.

   Solicitation Expenses

             The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock.

   Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require such persons to furnish the Company with copies of all Section 16(a) reports they file. Based on such reports, the Company believes that all of its officers and directors have complied with the Section 16(a) filing requirements..

             The Company will provide without charge a copy of its Annual Report on Form 10-KSB (including financial statements and financial schedules, but not including exhibits thereto), as filed with the Securities and Exchange Commission, to each person who is a record or beneficial owner of Common Stock as of the record date for the Annual Meeting. A written request for a Form 10-KSB should be directed to William R. Hayes, Vice President and Treasurer, Ridgestone Financial Services, Inc., 13925 West North Avenue, Brookfield, Wisconsin 53005.

                                 By Order of the Board of Directors
                                 RIDGESTONE FINANCIAL SERVICES, INC.



                                 Christine V. Lake
                                 Vice President and Secretary
   March 16, 1998

                                                                   APPENDIX A

        Proposed amendment to Article 5 of the Articles of Incorporation
                       (the "Classified Board Amendment")


   Article 5.                  BOARD OF DIRECTORS


             A.   POWERS, NUMBER, CLASSIFICATION AND NOMINATION.

             The general powers, number, classification, and requirements for nomination of directors shall be as set forth in Sections 1, 2 and 3 of
   Article III of the By-Laws of the Corporation (and as such sections shall exist from time to time). Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser affirmative vote may be specified by law), the affirmative vote of shareholders possessing at least seventy-five percent (75%) of the voting power of the then outstanding shares of all classes of stock of the Corporation generally possessing voting rights in elections of directors, considered for this purpose as one class, shall be required to amend, alter, change or repeal, or to adopt any provision inconsistent with, such Sections 1, 2 and 3 of Article III of the By-Laws, or any provision thereof; provided, however, that the Board of Directors, by a resolution adopted by the Requisite Vote (as defined herein), may amend, alter, change or repeal, or adopt any provision inconsistent with, Sections 1, 2 and 3 of Article III of the By-Laws, or any provision thereof, without the vote of the shareholders. As used herein, the term "Requisite Vote" shall mean the affirmative vote of at least two-thirds of the directors then in office plus one director.

             B.   REMOVAL OF DIRECTORS.

             Any director may be removed from office, but only for "cause" (as defined herein) by the affirmative vote of shareholders possessing at least a majority of the voting power of the then outstanding shares of all classes of stock of the Corporation generally possessing voting rights in elections of directors, considered for this purpose as one class; provided, however, that if the Board of Directors by a resolution adopted by the Requisite Vote shall have recommended removal of a director, then the shareholders may remove such director from office by the foregoing vote without cause. As used herein, "cause" shall be deemed to exist only if the director whose removal is proposed has committed acts of fraud constituting a felony and resulting in personal enrichment for the director at the Corporation's expense for which the director was duly and properly indicted and such indictment is not dismissed within ninety (90) days of issuance.

             C.   VACANCIES.

             Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors, or by a sole remaining director. Any director so elected shall serve until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

             D.   OTHER CAPITAL STOCK

             Notwithstanding the foregoing and any provisions in the By-Laws of the Corporation, whenever the holders of any one or more series of captial stock (other than the Common Stock) issued by the corporation pursuant to Article 2 hereof shall have the right, voting separately as a class or by series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the series of such capital stock applicable thereto, and such directors so elected shall not be divided into classes unless expressly provided by the terms of the applicable series.

             E.   AMENDMENTS.

             Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser affirmative vote may be specified by law), the affirmative vote of shareholders possessing at least seventy-five percent (75%) of the voting power of the then outstanding shares of all classes of stock of the Corporation generally possessing voting rights in elections of directors, considered for this purpose as one class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, the provisions of this Article 5.

                                                                   APPENDIX B


                     Amendment to the By-Laws of the Company
    (approved by the Board of Directors contingent upon shareholder approval of the Classified Board Amendment)


             SECTION 3. Classified Board. The Board of Directors shall be divided into three classes, with respect to the time that they severally hold office, as nearly equal in number as possible, with the initial term of the first class of directors to expire at the 1999 annual meeting of shareholders, the initial term of office of the second class of directors to expire at the 2000 annual meeting of shareholders and the initial term of office of the third class of directors to expire at the 2001 annual meeting of shareholders. Directors elected to succeed those directors whose terms have thereupon expired shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, and upon the election and qualification of their successors. A person elected as a director shall be deemed a director as of the time of such election. If the number of directors is changed, then any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, an equal number of directors in each class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If such equality is not possible, then the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of directors in any two classes shall not exceed one.

                                                                   APPENDIX C


        Proposed amendment to Article 2 of the Articles of Incorporation
                         (the "Common Stock Amendment")


   Article 2.  Captial Stock

             (a) Common Stock. The Corporation shall have the authority to issue ten million (10,000,000) shares of common stock, no par value (the "Common Stock"). The holders of the Common Stock shall be entitled to such dividends (payable in cash, stock or otherwise) upon the Common Stock as may be declared from time to time by the Board of Directors and paid out of funds legally available therefor. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation and subject to the prior rights of other holders of shares of capital stock of the Corporation, the holders of the Common Stock shall be entitled to share ratably in all assets available for distribution to the shareholders. Subject to applicable law, the holders of Common Stock shall be entitled to one vote for each of the shares held by them of record at the time for determining holders thereof entitled to vote.

                                                                   APPENDIX D


        Proposed amendment to Article 2 of the Articles of Incorporation
                        (the "Preferred Stock Amendment")


             (b) Preferred Stock. The Corporation shall have the authority to issue two million (2,000,000) shares of preferred stock, no par value (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly authorized, to the full extent permitted under the Wisconsin Business Corporation Law, to fix: the consideration for which the shares of such series are to be issued; the number of shares constituting such series; the rate of dividends (which may be fixed or variable) upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; the redemption price or prices and other terms of redemption, if any, for shares of such series; and any and all other preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof pertaining to shares of such series.

                                                                   APPENDIX E

     Ridgestone Financial Services, Inc. 1996 Stock Option Plan, as amended

                      RIDGESTONE FINANCIAL SERVICES, INC.

                         Amended 1996 Stock Option Plan

   Section 1.  Purpose

        The purpose of the Ridgestone Financial Services, Inc. 1996 Stock Option Plan (the "Plan") is to promote the best interests of Ridgestone Financial Services, Inc. (together with any successor thereto, the "Company") and its shareholders by providing key employees of the Company and its Affiliates (as defined below) with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company's continued growth and financial success.

   Section 2.  Definitions

        As used in the Plan, the following terms shall have the respective meanings set forth below:

        (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company, including, without limitation, Ridgestone Bank.

        (b) "Stock Option Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Option granted under the Plan.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (d) "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

        (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and comprised of not less than two directors, each of whom is eligible and qualified to serve thereon as provided by Rule 16b-3 and each of whom is an "outside director" within the meaning of Section 162(m)(4)(C) of the Code (or any successor provision thereto).

        (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (g) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

        (h)  "Incentive Stock Option" shall mean an Option granted under
   Section 6(a) of the Plan that is intended to meet the requirements of
   Section 422 of the Code (or any successor provision thereto).

        (i) "Key Employee" shall mean any officer or other key employee of the Company or of any Affiliate who is responsible for or contributes to the management, growth or profitability of the business of the Company or any Affiliate as determined by the Committee.

        (j)  "Non-Qualified Stock Option" shall mean an Option granted under
   Section 6(a) of the Plan that is not intended to be an Incentive Stock
   Option.

        (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (l) "Participating Key Employee" shall mean a Key Employee designated to be granted an Option under the Plan.

        (m) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        (n) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

        (o) "Shares" shall mean shares of common stock of the Company, no par value, and such other securities or property as may become subject to Options pursuant to an adjustment made under Section 4(b) of the Plan.

   Section 3.  Administration

        The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board of Directors of the Company who qualify as persons eligible to serve thereon pursuant to Rule 16b-3 and as "outside directors" under Section 162(m)(4)(C) of the Code (or any successor provision thereto). Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full power and authority to: (i) designate Participating Key Employees;
   (ii) determine the type or types of Options to be granted to each Participating Key Employee under the Plan; (iii) determine the number of Shares to be covered by Options granted to Participating Key Employees;
   (iv) determine the terms and conditions of any Option granted to a Participating Key Employee; (v) interpret and administer the Plan and any instrument or agreement relating to, or Option granted under, the Plan (including, without limitation, any Stock Option Agreement); (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participating Key Employee, any holder or beneficiary of any Option, any shareholder, and any employee of the Company or of any Affiliate.

   Section 4.  Shares Available for Award

        (a)  Shares Available.  Subject to adjustment as provided in Section
   4(b):

             (i) Number of Shares Available. The number of Shares with respect to which Options may be granted under the Plan shall be 500,000. If, after the effective date of the Plan, an Option is forfeited or if an Option otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Option, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Option, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Options under the Plan.

             (ii) Limitations on Option Grants to Individual Participants. During any one calendar year, no Participating Key Employee shall be granted Options under the Plan for more than 25,000 Shares. Such number of Shares as specified in the preceding sentence shall be subject to adjustment in accordance with the terms of Section 4(b) hereof. In all cases, determinations under this Section 4(a)(ii) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.

             (iii) Accounting for Options. The number of Shares covered by an Option under the Plan shall be counted on the date of grant of such Option against the number of Shares available for granting of Options under the Plan.

             (iv) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

        (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options under the Plan, (ii) the number and type of Shares subject to outstanding Options, and (iii) the exercise price with respect to any Options, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that the number of Shares subject to an Option shall always be a whole number.

   Section 5.  Eligibility

        Any Key Employee, including any executive officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participating Key Employee.

   Section 6.  Awards

        (a) Option Awards to Key Employees. The Committee is hereby authorized to grant Options to Key Employees with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

             (i) Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

             (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

             (iii) Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Options, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

             (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors of the Company.

        (b)  General.

             (i) No Consideration for Options. Options shall be granted to Participating Key Employees without the requirement of cash consideration unless otherwise determined by the Committee.

             (ii) Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

             (iii) Options May Be Granted Separately or Together. Options granted to Participating Key Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Option or any award granted under any other plan of the Company or any Affiliate. Options granted in addition to or in tandem with other Options, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Options or awards.

             (iv) Limits on Transfer of Options. No Option shall be assignable, alienable, salable or transferable by a Participating Key Employee otherwise than by will or by the laws of descent and distribution; provided, however, that a Participating Key Employee at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Option upon the death of the Participating Key Employee; and provided further that a participating Key Employee at the discretion (as reflected in the applicable Stock Option Agreement) of the Committee and subject to the limitations of the Code in the case of an Incentive Stock Option may be entitled to assign, alienate, sell or transfer an Option to the extent permitted by Rule 16b-3. Unless otherwise provided by the Committee in its sole discretion (as reflected in the applicable Stock Option Agreement) and subject to the limitations of the Code in the case of an Incentive Stock Option, (i) each Option shall be exercisable, during the lifetime of the Participating Key Employee, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative and (ii) no Option may be pledged, attached, or otherwise encumbered, and any purported pledge, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

             (v) Term of Options. The term of each Option shall be for such period as may be determined by the Committee but the expiration date of an Option shall be not later than ten years after the date such Option is granted.

             (vi) Share Certificates; Representation. All certificates for Shares delivered under the Plan pursuant to the exercise of any Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Key Employee or other Person who acquires Shares under the Plan by means of an Option originally made to a Participating Key Employee to represent to the Company in writing that such Participating Key Employee or other Person is acquiring the Shares without a view to the distribution thereof.

   Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions

        (a) Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan), (ii) any other applicable law, or (iii) the quotation or listing requirements of any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). Amendment, alteration, suspension, discontinuance or termination of the Plan shall not affect the rights of Participating Key Employees without their consent with respect to Options previously granted to them, and all unexpired Options shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

        (b) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Option or Stock Option Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

   Section 8.  General Provisions

        (a) No Rights to Options. No Key Employee, Participating Key Employee or other Person shall have any claim to be granted an Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participating Key Employees, or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each Participating Key Employee.

        (b) Withholding. No later than the date as to which an amount first becomes includable in the gross income of a Participating Key Employee for federal income tax purposes with respect to any Option granted under the Plan, the Participating Key Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required or permitted by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Options granted to Participating Key Employees under the Plan may be settled with Shares, including Shares that are part of, or are received upon exercise of, the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Key Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

        (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (d) Rights and Status of Recipients of Options. The grant of an Option shall not be construed as giving a Participating Key Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Key Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan
   or in any Stock Option Agreement.   Participating Key Employees shall have
   no rights as holders of Shares as a result of the granting of Options hereunder.

        (e) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

        (f) Severability. If any provision of the Plan or any Stock Option Agreement or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Option, or would disqualify the Plan, any Stock Option Agreement or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Stock Option Agreement or the Option, such provision shall be stricken as to such jurisdiction, Person, or Option, and the remainder of the Plan, any such Stock Option Agreement and any such Option shall remain in full force and effect.

        (g) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Stock Option Agreement or any Option, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

   Section 9.  Effective Date of the Plan

        The Plan shall be effective on the date of adoption of the Plan by the Board of Directors of the Company provided that the Plan is approved by the shareholders of the Company within twelve months following the date of adoption of the Plan by the Board of Directors. All Options granted prior to shareholder approval of the Plan shall be contingent upon shareholder approval and shall not be exercisable until after such approval.

                                                           PRELIMINARY COPY

                       RIDGESTONE FINANCIAL SERVICES, INC.

      THIS PROXY STATEMENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


             The undersigned hereby appoints PAUL E. MENZEL and WILLIAM R. HAYES, or either of them (with full power of substitution in each of them), as Proxies, and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Ridgestone Financial Services, Inc. held of record by the undersigned on March 2, 1998 at the annual meeting of shareholders to be held on April 28, 1998, or any adjournment or postponement thereof.

             This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees, "FOR" the proposal to approve the Classified Board Amendment, "FOR" the proposal to approve the Common Stock Amendment, "FOR" the proposal to approve the Preferred Stock Amendment and "FOR" the proposal to approve the 1996 Plan, as amended.


               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

             RIDGESTONE FINANCIAL SERVICES, INC. 1998 ANNUAL MEETING

   1. ELECTION OF DIRECTORS (for terms expiring (i) at the respective annual meeting dates set forth for each nominee in the Proxy Statement in the event that the Classified Board Amendment is approved by the shareholders or (ii) at the 1999 annual meeting in the event that the Classified Board Amendment is not approved by shareholders)

        [_]FOR all nominees listed below             [_]WITHHOLD AUTHORITY
        (except as marked to the contrary below)     to vote for all nominees
                                                     listed below

         P. Menzel, W. Hayes, C. Lake, C. Ackley, G. Hoesly, J. Horning,
     W. Krause, Jr., C. Niebler, F. Olson, J. Renner, R. Streff, W. Tetzlaff

   Instructions:    To withhold authority to vote for any individual nominee,
                    write that nominee's name on the space provided below.

                  ____________________________________________


   2.   Proposal to approve the
        Classified Board Amendment:   [_] FOR   [_] AGAINST    [_] ABSTAIN

   3.   Proposal to approve the
        Common Stock Amendment:       [_] FOR   [_] AGAINST    [_] ABSTAIN

   4.   Proposal to approve the
        Preferred Stock Amendment:    [_] FOR   [_] AGAINST    [_] ABSTAIN

   5.   Proposal to approve the
        1996 Plan, as amended         [_] FOR   [_] AGAINST    [_] ABSTAIN


       IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
             OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   Address Change?
   Mark Box         [_]
   Indicate changes below:                 Please sign exactly as your name
                                           appears hereon.  When shares are
                                           held by joint tenants, both should
                                           sign.  When signing as attorney,
                                           executor, administrator, trustee
                                           or guardian, please give your full
                                           title as such.  If a corporation,
                                           please sign in full corporate name
                                           by President or other authorized
                                           officer.  If a partnership, please
                                           sign in partnership name by
                                           authorized person.

                                           DATED:_____________________, 1998

                                           __________________________________
                                           Signature

                                           __________________________________
                                           Signature (if held jointly)